                                                                                                  EXHIBIT 99.3

                                            UPDATED POSITIONS JULY           12:54 Wednesday, August 4, 2004 1
                                           Portfolio Summary Report
                                       Prepared by Goldman, Sachs & Co.
--------------------------------------------------------------------------------------------------------------
Pg   Pool Classification            Loans       Sched Balance  Gross WAC    Net WAC Orig WA  ST WAM  Am WAM
--------------------------------------------------------------------------------------------------------------
0001 NON-OWNER                        948        $125,152,632      6.312      6.019     354     350     353
0002 OWNER OCCUPIED                   659        $155,147,599      6.487      6.128     343     339     342
0003 SECOND HOME                       52         $10,500,814      6.454      6.105     350     345     345
--------------------------------------------------------------------------------------------------------------
*** TOTALS ***                      1,659        $290,801,045
--------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:      UPDATED POSITIONS JULY            August 4, 2004  12:54  PAGE 0001
Occupancy     NON-OWNER



------------------------------------------------------------------------------------------------------------
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|  OLTV| Comb LTV|   FICO|      DTI|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|
|   948|       $125,152,632|     6.312|     6.019|    354|    350|    353|  73.6|     74.6|    728|    32.18|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|

-------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |
|----------------------|-------------------------|---------------------|---------------------|---------------------|
|5.00 - 5.249%     0.17|   $0.00-$ 25,000    0.14|176 - 180 Mont   2.79|161 - 165 Mont   0.40|121 - 160 Mont   0.11|
|5.25 - 5.49%      1.09|  $25,001-$ 50,000   2.90|181 - 240 Mont   0.41|176 - 180 Mont   2.39|176 - 180 Mont   1.15|
|5.50 - 5.749%     3.67|  $50,001-$ 75,000   8.23|241 - 300 Mont   0.38|181 - 240 Mont   0.41|181 - 240 Mont   0.41|
|5.75 - 5.99%     12.78|  $75,001-$100,000  12.17|301 - 340 Mont   0.54|241 - 300 Mont   0.38|241 - 300 Mont   0.57|
|6.00 - 6.249%    18.82| $100,001-$120,000  11.09|356 - 360 Mont  95.88|301 - 340 Mont   0.54|301 - 340 Mont   0.60|
|6.25 - 6.49%     28.65| $120,001-$140,000   9.45|                     |346 - 350 Mont   0.49|341 - 345 Mont   0.85|
|6.50 - 6.749%    18.64| $140,001-$160,000   8.03|                     |351 - 355 Mont  15.76|346 - 350 Mont   1.52|
|6.75 - 6.99%     11.61| $160,001-$180,000   7.48|                     |356 - 360 Mont  79.64|351 - 355 Mont  19.28|
|7.00 - 7.249%     2.09| $180,001-$200,000   4.91|                     |                     |356 - 360 Mont  75.51|
|7.25 - 7.49%      1.41| $200,001-$250,000   9.02|                     |                     |                     |
|7.50 - 7.749%     0.02| $250,001-$300,000   8.31|                     |                     |                     |
|7.75 - 7.99%      0.65| $300,001-$350,000   4.64|                     |                     |                     |
|8.00 - 8.249%     0.40| $350,001-$400,000   4.49|                     |                     |                     |
|                      | $400,001-$450,000   2.06|                     |                     |                     |
|                      | $450,001-$500,000   1.93|                     |                     |                     |
|                      | $500,001-$550,000   1.24|                     |                     |                     |
|                      | $550,001-$600,000   1.38|                     |                     |                     |
|                      | $600,001-$650,000   2.53|                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|----------------------|-------------------------|---------------------|---------------------|---------------------|

 --------------------------------------------------------------------------------------------------------------------
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|
|California       23.20| 0.01-50.00%      6.58| 0.01-50.00%      6.22|620-649    3.41|FIXED    100.00|N         91.52|
|Virginia          6.25| 50.01-60.00%     7.09| 50.01-60.00%     7.09|650-699   24.59|               |Y          8.48|
|Florida           5.37| 60.01-65.00%     7.14| 60.01-65.00%     5.89|700-749   36.45|               |               |
|Texas             4.86| 65.01-70.00%    15.08| 65.01-70.00%    14.24|750-799   34.16|               |               |
|Maryland          4.36| 70.01-75.00%    17.07| 70.01-75.00%    16.55|800+       1.39|               |               |
|New York          4.32| 75.01-80.00%    28.85| 75.01-80.00%    26.12|               |               |               |
|Illinois          3.75| 80.01-85.00%     1.08| 80.01-85.00%     1.36|               |               |               |
|Georgia           3.14| 85.01-90.00%    17.02| 85.01-90.00%    22.12|               |               |               |
|Arizona           3.10| 90.01-95.00%     0.09| 90.01-95.00%     0.40|               |               |               |
|*More*           41.67|                      |                      |               |               |               |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|

 -------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                  |
|-------------------------|------------------------|---------------------------|
|SINGLE FAMILY       49.27|PURCHASE           52.48|NON-OWNER            100.00|
|2-4 FAMILY          28.41|CASHOUT REFI       25.97|                           |
|PUD                  9.24|RATE/TERM REFI     21.55|                           |
|CONDO                9.21|                        |                           |
|SINGLE FAMILY DETA   2.33|                        |                           |
|PUD DETACHED         0.67|                        |                           |
|PUD ATTACHED         0.30|                        |                           |
|MANUFACTURED HOUSI   0.29|                        |                           |
|SINGLE FAMILY ATT    0.28|                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|-------------------------|------------------------|---------------------------|

----------------------------------------------------------------------------------------
|Docs                |Units       |DTI                   |MI                            |
|--------------------|------------|----------------------|------------------------------|
|Full Doc       76.43| .      8.55| Missing          4.22|OLTV LE 80               81.80|
|Stated Asset   22.90| 1     67.97| 0.01-10.00%      2.03|PMI MORTGAGE INSURANCE    4.77|
|No Doc          0.66| 2     11.68| 10.01-20.00%     7.55|Republic                  3.58|
|                    | 3      4.04| 20.01-30.00%    24.03|United Guaranty           2.67|
|                    | 4      7.76| 30.01-40.00%    44.86|MORTGAGE GUARANTY         2.48|
|                    |            | 40.01-50.00%    16.46|GE                        1.87|
|                    |            | 50.01-60.00%     0.47|GECM                      0.93|
|                    |            | 60.01=95.00%     0.37|Radian                    0.86|
|                    |            |                      |Amerin                    0.56|
|                    |            |                      |Triad                     0.16|
|                    |            |                      |MGIC                      0.16|
|                    |            |                      |UGRIC                     0.15|
|                    |            |                      |                              |
|--------------------|------------|----------------------|------------------------------|

 ----------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |
|---------------|---------------|--------------------|
|    0    100.00|N         79.09|N             100.00|
|               |Y         20.91|                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|---------------|---------------|--------------------|



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


 _______                                  Project:   UPDATED POSITIONS JULY        August 4, 2004  12:54  PAGE 0002
|Goldman|                                 Occupancy  OWNER OCCUPIED
|Sachs  |
|       |
|       |
|-------|
 -----------------------------------------------------------------------------------------------------------
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|  OLTV| Comb LTV|   FICO|      DTI|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|
|   659|       $155,147,599|     6.487|     6.128|    343|    339|    342|  76.8|     78.9|    711|    34.64|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|


 ------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |
|----------------------|-------------------------|---------------------|---------------------|---------------------|
|4.50 - 4.749%     0.09|  $25,001-$ 50,000   0.36|1 - 120 Months   0.43|1 - 120 Months   0.43|Other/Unknown    4.08|
|4.75 - 4.99%      1.04|  $50,001-$ 75,000   1.73|121 - 160 Mont   0.11|121 - 160 Mont   0.11|1 - 120 Months   0.43|
|5.00 - 5.249%     1.19|  $75,001-$100,000   2.72|176 - 180 Mont   8.31|166 - 170 Mont   0.14|121 - 160 Mont   0.11|
|5.25 - 5.49%      2.02| $100,001-$120,000   3.32|181 - 240 Mont   0.68|171 - 175 Mont   0.09|166 - 170 Mont   0.14|
|5.50 - 5.749%     5.49| $120,001-$140,000   4.54|356 - 360 Mont  90.47|176 - 180 Mont   8.08|171 - 175 Mont   0.33|
|5.75 - 5.99%     15.41| $140,001-$160,000   5.50|                     |181 - 240 Mont   0.68|176 - 180 Mont   5.82|
|6.00 - 6.249%    10.03| $160,001-$180,000   5.15|                     |341 - 345 Mont   0.04|181 - 240 Mont   0.68|
|6.25 - 6.49%     18.09| $180,001-$200,000   4.90|                     |346 - 350 Mont   5.34|241 - 300 Mont   0.06|
|6.50 - 6.749%    13.77| $200,001-$250,000  11.06|                     |351 - 355 Mont  18.30|301 - 340 Mont   0.21|
|6.75 - 6.99%      9.12| $250,001-$300,000   9.12|                     |356 - 360 Mont  66.80|341 - 345 Mont   0.19|
|7.00 - 7.249%     5.48| $300,001-$350,000   8.70|                     |                     |346 - 350 Mont   2.63|
|7.25 - 7.49%      4.11| $350,001-$400,000  11.20|                     |                     |351 - 355 Mont  21.18|
|7.50 - 7.749%     4.88| $400,001-$450,000  10.14|                     |                     |356 - 360 Mont  64.14|
|7.75 - 7.99%      5.09| $450,001-$500,000   8.06|                     |                     |                     |
|8.00 - 8.249%     3.32| $500,001-$550,000   4.79|                     |                     |                     |
|8.25 - 8.49%      0.76| $550,001-$600,000   2.57|                     |                     |                     |
|8.50 - 8.749%     0.10| $600,001-$650,000   4.06|                     |                     |                     |
|                      | $650,001-$700,000   0.43|                     |                     |                     |
|                      | $700,001-$750,000   0.48|                     |                     |                     |
|                      | $750,001-$800,000   0.51|                     |                     |                     |
|                      | $900,001-$1000,00   0.64|                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|----------------------|-------------------------|---------------------|---------------------|---------------------|


 --------------------------------------------------------------------------------------------------------------------
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|
|California       28.87| 0.01-50.00%      4.69| 0.01-50.00%      4.23|560-579    0.19|FIXED    100.00|N         85.47|
|New York         12.56| 50.01-60.00%     7.80| 50.01-60.00%     5.91|600-619    0.58|               |Y         14.53|
|Maryland          5.34| 60.01-65.00%     4.93| 60.01-65.00%     4.43|620-649    7.17|               |               |
|Illinois          4.95| 65.01-70.00%     9.01| 65.01-70.00%     8.79|650-699   31.49|               |               |
|Florida           4.54| 70.01-75.00%     9.65| 70.01-75.00%     9.66|700-749   39.38|               |               |
|New Jersey        4.07| 75.01-80.00%    33.86| 75.01-80.00%    25.01|750-799   20.86|               |               |
|Massachusetts     3.62| 80.01-85.00%     3.11| 80.01-85.00%     4.47|800+       0.33|               |               |
|Virginia          3.56| 85.01-90.00%    16.59| 85.01-90.00%    22.94|               |               |               |
|Oregon            2.54| 90.01-95.00%    10.37| 90.01-95.00%    12.52|               |               |               |
|*More*           29.95|                      |*More*            2.05|               |               |               |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|

 -------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                  |
|-------------------------|------------------------|---------------------------|
|SINGLE FAMILY       47.02|PURCHASE           48.86|OWNER OCCUPIED       100.00|
|SINGLE FAMILY DETA  22.73|CASHOUT REFI       34.32|                           |
|2-4 FAMILY           9.40|RATE/TERM REFI     16.82|                           |
|PUD                  9.13|                        |                           |
|CONDO                4.34|                        |                           |
|PUD DETACHED         4.28|                        |                           |
|MANUFACTURED HOUSI   2.28|                        |                           |
|SINGLE FAMILY ATT    0.81|                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|-------------------------|------------------------|---------------------------|

----------------------------------------------------------------------------------------
|Docs                |Units       |DTI                   |MI                            |
|--------------------|------------|----------------------|------------------------------|
|Stated Asset   64.68| .      5.28| Missing         36.44|OLTV LE 80               69.93|
|No Doc         24.28| 1     87.40| 0.01-10.00%      1.04|PMI MORTGAGE INSURANCE   15.32|
|Full Doc       11.04| 2      5.18| 10.01-20.00%     1.77|Radian Gua                4.51|
|                    | 3      1.48| 20.01-30.00%     9.16|GECM                      2.41|
|                    | 4      0.66| 30.01-40.00%    40.84|United Guaranty           1.38|
|                    |            | 40.01-50.00%    10.53|MORTGAGE GUARANTY         1.23|
|                    |            | 50.01-60.00%     0.22|Republic                  1.15|
|                    |            |                      |Amerin                    0.87|
|                    |            |                      |GE                        0.86|
|                    |            |                      |Radian                    0.64|
|                    |            |                      |Triad                     0.46|
|                    |            |                      |RMIC                      0.38|
|                    |            |                      |*More*                    0.86|
|--------------------|------------|----------------------|------------------------------|

 ----------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |
|---------------|---------------|--------------------|
|    0    100.00|N         76.71|N              95.92|
|               |Y         23.29|Y               4.08|
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|---------------|---------------|--------------------|

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                                                August 4, 2004 12:54 PAGE 0003

 _______                       Project:   UPDATED POSITIONS JULY
|Goldman|                       Occupancy  SECOND HOME
|Sachs  |
|       |
|       |
|-------|
 -----------------------------------------------------------------------------------------------------------
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|  OLTV| Comb LTV|   FICO|      DTI|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|
|    52|        $10,500,814|     6.454|     6.105|    350|    345|    345|  72.9|     73.4|    728|    35.29|
|------|-------------------|----------|----------|-------|-------|-------|------|---------|-------|---------|


 ------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |
|----------------------|-------------------------|---------------------|---------------------|---------------------|
|5.00 - 5.249%     2.99|  $25,001-$ 50,000   1.46|176 - 180 Mont   5.79|176 - 180 Mont   5.79|176 - 180 Mont   5.79|
|5.25 - 5.49%      0.84|  $50,001-$ 75,000   1.90|356 - 360 Mont  94.21|346 - 350 Mont   1.34|301 - 340 Mont   1.43|
|5.50 - 5.749%     6.98|  $75,001-$100,000   5.69|                     |351 - 355 Mont  28.21|346 - 350 Mont   7.43|
|5.75 - 5.99%     14.39| $100,001-$120,000   3.95|                     |356 - 360 Mont  64.67|351 - 355 Mont  22.12|
|6.00 - 6.249%     6.40| $120,001-$140,000   2.40|                     |                     |356 - 360 Mont  63.24|
|6.25 - 6.49%     24.32| $140,001-$160,000   6.94|                     |                     |                     |
|6.50 - 6.749%    10.99| $160,001-$180,000   3.35|                     |                     |                     |
|6.75 - 6.99%     17.21| $180,001-$200,000   3.64|                     |                     |                     |
|7.00 - 7.249%     5.61| $200,001-$250,000  14.25|                     |                     |                     |
|7.25 - 7.49%      1.43| $250,001-$300,000  20.71|                     |                     |                     |
|7.75 - 7.99%      4.62| $350,001-$400,000   7.24|                     |                     |                     |
|8.25 - 8.49%      0.43| $400,001-$450,000   3.98|                     |                     |                     |
|8.50 - 8.749%     3.79| $450,001-$500,000  18.40|                     |                     |                     |
|                      | $600,001-$650,000   6.09|                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|                      |                         |                     |                     |                     |
|----------------------|-------------------------|---------------------|---------------------|---------------------|


 --------------------------------------------------------------------------------------------------------------------
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|
|California       23.41| 0.01-50.00%     10.93| 0.01-50.00%     10.93|620-649    4.95|FIXED    100.00|N         94.96|
|Nevada           12.49| 50.01-60.00%     8.83| 50.01-60.00%     8.83|650-699   13.84|               |Y          5.04|
|Florida          12.20| 60.01-65.00%     1.85| 60.01-65.00%     1.85|700-749   48.58|               |               |
|Hawaii            4.96| 65.01-70.00%    13.87| 65.01-70.00%    13.87|750-799   25.09|               |               |
|Delaware          4.74| 70.01-75.00%    10.22| 70.01-75.00%    10.22|800+       7.54|               |               |
|Wisconsin         4.62| 75.01-80.00%    39.45| 75.01-80.00%    34.42|               |               |               |
|Missouri          3.69| 85.01-90.00%    14.85| 85.01-90.00%    17.24|               |               |               |
|New York          2.84|                      | 90.01-95.00%     2.64|               |               |               |
|Massachusetts     2.78|                      |                      |               |               |               |
|*More*           28.25|                      |                      |               |               |               |
|----------------------|----------------------|----------------------|---------------|---------------|---------------|


 -------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                  |
|-------------------------|------------------------|---------------------------|
|SINGLE FAMILY       39.48|PURCHASE           72.64|SECOND HOME          100.00|
|PUD                 17.72|CASHOUT REFI       21.53|                           |
|SINGLE FAMILY DETA  12.90|RATE/TERM REFI      5.84|                           |
|CONDO               12.83|                        |                           |
|PUD DETACHED         9.76|                        |                           |
|2-4 FAMILY           4.74|                        |                           |
|MANUFACTURED HOUSI   2.57|                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|-------------------------|------------------------|---------------------------|

----------------------------------------------------------------------------------------
|Docs                |Units       |DTI                   |MI                            |
|--------------------|------------|----------------------|------------------------------|
|Stated Asset   70.36| .     14.03| Missing         42.26|OLTV LE 80               85.15|
|Full Doc       16.47| 1     85.97| 10.01-20.00%     4.79|PMI MORTGAGE INSURANCE   10.24|
|No Doc         13.17|            | 20.01-30.00%     6.46|Radian                    2.47|
|                    |            | 30.01-40.00%    29.34|MORTGAGE GUARANTY         2.14|
|                    |            | 40.01-50.00%    17.16|                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|                    |            |                      |                              |
|--------------------|------------|----------------------|------------------------------|

 ----------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |
|---------------|---------------|--------------------|
|    0    100.00|N         84.06|N             100.00|
|               |Y         15.94|                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|               |               |                    |
|---------------|---------------|--------------------|


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